UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 25, 2009

                       Frontier Communications Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              001-11001                             06-0619596
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      (Commission File Number)           (IRS Employer Identification No.)


  3 High Ridge Park, Stamford, Connecticut                 06905
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  (Address of principal executive offices)               (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition
               ---------------------------------------------

               On February 25, 2009, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

               The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

         (d)   Exhibits

               99.1 Press   Release  of  Frontier   Communications   Corporation
                    released February 25, 2009.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FRONTIER COMMUNICATIONS CORPORATION


Date:  February 25, 2009           By:  /s/ Robert J. Larson
                                      ---------------------------------
                                            Robert J. Larson
                                            Senior Vice President and
                                            Chief Accounting Officer